UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 15, 2017

Concurrent Computer Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37706	04-2735766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4375 River Green Parkway, Suite 100, Duluth, Georgia	30096
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 258-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

Escrow Agreement; Non-Competition and Non-Solicitation Agreement

On December 15, 2017, Concurrent Computer Corporation (the “Company”) and Vecima Networks Inc. (“Vecima” or the “Purchaser”) entered into an Escrow Agreement and Non-Competition and Non-Solicitation Agreement. Each agreement was executed in connection with the transactions contemplated by the Asset Purchase Agreement entered into by the Company and Vecima on October 13, 2017 pursuant to which, among other things, the Company will sell and transfer all of the Company’s assets and certain liabilities primarily related to the Company’s “content delivery” business to the Purchaser for a purchase price of $29 million (subject to a net working capital adjustment) (the “Asset Sale”). Capitalized terms used but not defined herein shall have the meanings set forth in the Asset Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Form 8-K filed by the Company on October 16, 2017.

Under the Escrow Agreement, the full preliminary cash purchase price amount to be paid to the Company in connection with the Asset Sale will be delivered by Vecima to the Escrow Agent. The Escrow Agent will hold the preliminary cash purchase price amount in escrow in a segregated account from December 15, 2017 until December 31, 2017. The Company and Purchaser have agreed that the Closing Date of the transactions contemplated by the Asset Purchase Agreement will be December 31, 2017. Under the terms of the Escrow Agreement, the preliminary cash purchase price amount will be deemed to be immediately released to and vest in the Company free and clear of any claim of the Purchaser on December 31, 2017 and will be delivered by the Escrow Agent to the Company in accordance with the terms of the Escrow Agreement. On December 31, 2017, the Asset Sale will be deemed consummated and the effective date of the Non-Competition and Non-Solicitation Agreement will occur.

Under the terms of the Escrow Agreement, the $1.45 million escrow amount will be held in escrow by the Escrow Agent with respect to the Company’s indemnification obligations to the Purchaser under the Asset Purchase Agreement, which amount will be released to the Company on or before December 31, 2018 (less any portion of the escrow used to make indemnification or purchase price adjustment payments to the Purchaser).

Under the terms of the Non-Competition and Non-Solicitation Agreement, the Company agrees that for a period of three years following the closing of the Asset Sale, it will not (i) directly or indirectly, alone or in association with any other person, own, manage, operate, control, participate in, invest in, perform services for, or otherwise carry on or engage in any business focused on the development, marketing, and supporting of software applications and solutions for video content delivery and storage technologies (a “Content Delivery Business”) anywhere in the world, (ii) without the written consent of the Purchaser, have any direct or indirect interest in any person that engages in any Content Delivery Business or competes with the Content Delivery Business of the Seller, as conducted as of the date of the closing of the transactions under the Asset Purchase Agreement, or (iii) directly or indirectly, solicit or recruit any employees being transferred as set forth in the Asset Purchase Agreement or to encourage any such employee to terminate his or her employment with the Purchaser.

A copy of the Escrow Agreement is attached hereto as Exhibit 2.1, and the description of the material terms of the Escrow Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference. A copy of the Non-Competition and Non-Solicitation Agreement is attached hereto as Exhibit 2.2, and the description of the material terms of the Non-Competition and Non-Solicitation Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Forward Looking Statements

Certain statements in this communication constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Concurrent’s future prospects, developments and business strategies. Except for the historical information contained herein, the matters discussed in this communication are forward-looking statements that involve risks and uncertainties that may cause Concurrent’s actual results to be materially different from such forward-looking statements and could materially adversely affect its business, financial condition, operating results and cash flows. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement; general business conditions; changes in overall economic conditions that impact consumer spending; the impact of competition; and other factors which are often beyond the control of Concurrent, as well other risks listed in Concurrent’s Form 10-K filed September 20, 2017 and the Definitive Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 filed November 6, 2017 with the Securities and Exchange Commission and risks and uncertainties not presently known to Concurrent or that Concurrent currently deems immaterial. Concurrent wishes to caution you that you should not place undue reliance on such forward-looking statements, which speak only as of the date on which they were made. Concurrent does not undertake any obligation to update forward-looking statements, except as required by law.

Media Relations:
Sandra Dover
(678) 258-4112
Sandra.dover@concurrent.com

Investor Relations:

Doug Sherk
(415) 652-9100
dsherk@evcgroup.com

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Escrow Agreement, dated as of December 15, 2017, by and among Concurrent Computer Corporation, Vecima Networks Inc., and SunTrust Bank

2.2	Non-Competition and Non-Solicitation Agreement, dated as of December 15, 2017, by and between Concurrent Computer Corporation and Vecima Networks Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2017

CONCURRENT COMPUTER CORPORATION

(Registrant)

By:	/s/ Derek Elder
Derek Elder
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Escrow Agreement, dated as of December 15, 2017, by and among Concurrent Computer Corporation, Vecima Networks Inc., and SunTrust Bank

2.2	Non-Competition and Non-Solicitation Agreement, dated as of December 15, 2017, by and between Concurrent Computer Corporation and Vecima Networks Inc.